SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2002

MARSHALL & ILSLEY CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414)  765-7801

          Item 5.   Other Events.

          In connection with the Registration Statement on Form S-3 (SEC File No. 333-33814) of Marshall & Ilsley Corporation ("M&I") relating to the offering of up to an aggregate of $1,500,000,000 of debt securities, on May 3, 2002, M&I established a medium-term note program for its MiNotesSM with maturities of nine months or more from the date of issue ("MiNotes"). Filed herewith in connection with such program is the Selling Agent Agreement dated May 3, 2002 between M&I and A.G. Edwards & Sons, Inc. as representative of the several agents named therein, the form of Subordinated MiNoteSM and the form Senior MiNoteSM.

          Item 7.   Financial Statements and Exhibits.

          (a)        Exhibits

Exhibit No.	Description

1.1	Selling Agent Agreement dated May 3, 2002 between Marshall & Ilsley Corporation and A.G. Edwards & Sons, Inc. as representative of the several agents named therein.
4.1	Form of Subordinated MiNoteSM.
4.2	Form of Senior MiNoteSM.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2002	MARSHALL & ILSLEY CORPORATION

By: /s/ Donald H. Wilson
Donald H. Wilson, Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Selling Agent Agreement dated as of May 3, 2002 between Marshall & Ilsley Corporation and A.G. Edwards & Sons, Inc. as representative of the several agents named therein.
4.1	Form of Subordinated MiNoteSM.
4.2	Form of Senior MiNoteSM.